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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        September 24, 2001

Labor Ready, Inc.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	000-23828 (Commission File No.)	91-1287341 (IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402
(Address of principal executive offices, including zip code)

(253) 383-9101
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

    On September 24, 2001, Labor Ready, Inc. ("Labor Ready" or the "Company") issued a press release announcing the resignation of Richard King as President and Chief Executive Officer and from the Company's Board of Directors and the appointment of Joseph P. Sambataro, Jr. as new President and Chief Executive Officer. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

  99.1
  Press Release dated September 24, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 24, 2001	LABOR READY, INC.
	By:	/s/ JOSEPH P. SAMBATARO, JR.
	Its:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 24, 2001

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SIGNATURE
EXHIBIT INDEX